UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Air Industries Group

(Exact name of registrant as specified in its charter)

Nevada	001-35927	80-0948413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1460 Fifth Avenue, Bay Shore, New York	11706
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (631) 968-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Agreement and Plan of Merger

On July 31, 2026, Air Industries Group (“AIR”) entered into an amendment (the “Amendment”) to the Amended and Restated Agreement and Plan of Merger, dated as of July 2, 2026 (the “Merger Agreement”), with Tenax Aerospace Acquisition, LLC (“Tenax”) and Transitory Air Sub LLC, which amended the Merger Agreement. The Amendment, a copy of which is attached hereto as Exhibit 2.1, extends, from September 30, 2026, to November 30, 2026, the Outside Date (as defined in the Merger Agreement). The Merger Agreement contains customary termination rights for the benefit of AIR and Tenax, including the right to terminate the Merger Agreement if the Closing (as defined in the Merger Agreement) does not occur on or before the Outside Date.

Item 7.01 – Regulation FD Disclosure

On August 3, 2026, AIR issued a press release announcing the execution of the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of AIR under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Amendment to Amended and Restated Agreement and Plan of Merger, by and among Air Industries Group, a Nevada corporation (“AIR”), Tenax Aerospace Acquisition, LLC, a Delaware limited liability company, and Transitory Air Sub LLC, a Delaware limited liability company and wholly owned subsidiary of AIR.

99.1	Press Release of Air Industries Group, dated August 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This report is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or an invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transactions which are the subject of the Merger Agreement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect AIR’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the Transactions (as defined in the Merger Agreement) between AIR and Tenax, the expected timetable for completing the Transactions, the benefits and synergies of the Transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. AIR can give no assurance that its expectations will be attained. AIR’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. AIR cautions readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause AIR’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation:

●	the parties’ ability to consummate the Transactions and to meet expectations regarding the timing and completion thereof;

●	the satisfaction or waiver of the conditions to the completion of the Transactions, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to AIR;

●	the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Transactions within the expected time-frames or at all;

●	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

●	the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the Transactions;

●	the risk that AIR will not obtain the required AIR Stockholder Approvals (as defined in the Merger Agreement); and

●	general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of AIR’s most recently filed Annual Report on Form 10-K, and as may be identified in AIR’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, AIR expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AIR’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR INDUSTRIES GROUP

Date: August 3, 2026	By:	/s/ Scott Glassman
Scott Glassman
Acting Chief Executive Officer and President

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